SUPPLEMENT DATED NOVEMBER 9, 1999
                     TO PROSPECTUS DATED SEPTEMBER 20, 1999

                                  THE SMT FUND

The following information supplements the information found in the Fund's prospectus on page 3, under the heading "Principal Strategies":

         In order to minimize certain adverse tax consequences that might arise because of frequent portfolio turnover, the Fund may, instead of investing directly in common stock, invest in other equity securities. These other securities include S&P Depository Receipts ("SPDRs"), DIAMONDS, NASDAQ 100 Depository Receipts, and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the price of SPDRs track the movement of the index relatively closely. DIAMONDS and NASDAQ 100 Depository Receipts are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average and the NASDAQ 100 Index, respectively.


The following information supplements the information found in the Fund's prospectus on page 3, under the heading "Principal Risks of Investing in the Fund":

         The securities described in this supplement are equity securities, and like common stocks, are more volatile than some other investment choices, such as money market funds or U.S. Treasury bills. The value of the Fund's shares may decrease in response to the activities and financial prospectus of the individual companies included in the underlying index.


The following information supplements the information found in the Fund's prospectus on page 8, under the heading "Other Information About Investments and Strategies":

         When the Fund is in the market, the adviser generally intends to stay fully invested (subject to liquidity requirements) in common stock or other equity instruments. The Fund normally will invest primarily in common stocks of companies whose securities, in the opinion of the adviser, are well established and enjoy an acceptable degree of liquidity, or in shares of unit investment trusts which own such common stocks.


         This Supplement, and the Prospectus dated September 20, 1999, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the State of Additional Information dated September 20, 1999, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling 877-SMT-FUND.